EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
September 30, 2026

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2025 is derived from or agrees to audited financial information. Unless otherwise noted, all amounts are in millions, except for per share amounts and ratio information. Amounts presented have been rounded for presentation purposes and may not reconcile due to rounding differences.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other matters set forth under Item 1A “Risk Factors”, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026 and of the Company’s latest Quarterly Reports on Form 10-Q, as well as the other factors set forth in the Company’s other documents on file with the SEC, and management’s response to any of the aforementioned factors.
All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. The Company's forward-looking statements speak only as of the date of this press release or as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2026	2025	Change	2026	2025	Change
Underwriting results:
Gross premiums written	$5,391	$5,410	(0.4)%	$17,942	$18,069	(0.7)%
Net premiums written	3,845	3,964	(3.0)%	12,242	12,827	(4.6)%
Net premiums earned	4,014	4,285	(6.3)%	11,985	12,810	(6.4)%
Underwriting income (loss) (1)	702	871	(19.4)%	2,087	2,106	(0.9)%

Loss ratio	55.0%	51.4%	3.6	54.2%	55.4%	(1.2)
Acquisition expense ratio	17.7%	18.4%	(0.7)	18.0%	18.5%	(0.5)
Other operating expense ratio (2)	9.8%	10.0%	(0.2)	10.4%	9.7%	0.7
Combined ratio	82.5%	79.8%	2.7	82.6%	83.6%	(1.0)

Pre-tax net investment income	$451	$408	10.5%	$1,276	$1,191	7.1%
Per diluted share	$1.32	$1.08	22.2%	$3.65	$3.14	16.2%

Net income available to Arch common shareholders	$1,025	$1,340	(23.5)%	$3,109	$3,131	(0.7)%
Per diluted share	$3.00	$3.56	(15.7)%	$8.89	$8.26	7.6%

After-tax operating income available to Arch common shareholders (1)	$910	$1,042	(12.7)%	$2,704	$2,608	3.7%
Per diluted share	$2.67	$2.77	(3.6)%	$7.73	$6.88	12.4%

Comprehensive income (loss) available to Arch	$372	$1,398	(73.4)%	$2,058	$3,881	(47.0)%

Net cash provided by operating activities	$1,759	$2,186	(19.5)%	$4,269	$4,768	(10.5)%

Weighted average common shares and common share equivalents outstanding — diluted	341.4	376.1	(9.2)%	349.7	379.1	(7.8)%

Financial measures:
Change in book value per common share during period	(0.2)%	5.3%	(5.5)	4.3%	17.3%	(13.0)

Annualized net income return on average common equity	18.1%	23.8%	(5.7)	18.2%	19.5%	(1.3)
Annualized operating return on average common equity (1)	16.0%	18.5%	(2.5)	15.8%	16.2%	(0.4)

Total return on investments (3)	(0.42)%	1.80%	-222 bps	1.29%	7.07%	-578 bps

(1)See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)Total return on investments includes investment income, equity in net income of investments accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Revenues
Net premiums earned	$4,014	$3,985	$3,986	$4,255	$4,285	$11,985	$12,810
Net investment income	451	417	408	434	408	1,276	1,191
Net realized gains (losses)	(99)	(17)	(87)	22	210	(203)	442
Other underwriting income (1)	61	57	59	52	50	177	165
Equity in net income of investments accounted for using the equity method	224	196	160	155	134	580	349
Other income (loss)	4	30	(5)	16	22	29	38
Total revenues	4,655	4,668	4,521	4,934	5,109	13,844	14,995

Expenses
Losses and loss adjustment expenses	(2,206)	(2,196)	(2,089)	(2,280)	(2,200)	(6,491)	(7,090)
Acquisition expenses	(712)	(718)	(730)	(779)	(786)	(2,160)	(2,374)
Other operating expenses	(455)	(471)	(498)	(421)	(478)	(1,424)	(1,405)
Corporate benefit (expenses)	(22)	(44)	(49)	24	(49)	(115)	(156)
Amortization of intangible assets	(30)	(30)	(30)	(47)	(49)	(90)	(146)
Interest expense	(62)	(44)	(37)	(38)	(37)	(143)	(110)
Net foreign exchange gains (losses)	18	10	21	(6)	(7)	49	(122)
Total expenses	(3,469)	(3,493)	(3,412)	(3,547)	(3,606)	(10,374)	(11,403)

Income (loss) before income taxes and income (loss) from operating affiliates	1,186	1,175	1,109	1,387	1,503	3,470	3,592
Income tax (expense) benefit	(184)	(164)	(98)	(210)	(215)	(446)	(550)
Income (loss) from operating affiliates	33	46	36	61	62	115	119
Net income (loss) attributable to Arch	1,035	1,057	1,047	1,238	1,350	3,139	3,161
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(30)	(30)
Net income (loss) available to Arch common shareholders	$1,025	$1,047	$1,037	$1,228	$1,340	$3,109	$3,131

Comprehensive income (loss) available to Arch	$372	$977	$709	$1,243	$1,398	$2,058	$3,881

Net income (loss) per common share and common share equivalent
Basic	$3.05	$3.05	$2.94	$3.42	$3.63	$9.04	$8.43
Diluted	$3.00	$3.00	$2.88	$3.35	$3.56	$8.89	$8.26

Weighted average common shares and common share equivalents outstanding
Basic	335.8	343.2	353.2	359.4	369.0	344.0	371.4
Diluted	341.4	348.8	359.7	366.6	376.1	349.7	379.1

(1)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars and shares in millions, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Assets
Investments:
Fixed maturities available for sale, at fair value	$32,119	$33,155	$32,399	$32,426	$31,908
Short-term investments available for sale, at fair value	3,253	3,298	2,638	2,625	2,351
Equity securities, at fair value	2,396	2,280	1,766	1,864	1,805
Other investments	3,364	3,381	3,331	3,136	3,027
Investments accounted for using the equity method	7,126	6,852	6,652	6,453	6,232
Total investments	48,258	48,966	46,786	46,504	45,323
Cash	1,152	1,109	914	993	1,063
Accrued investment income	334	325	302	338	307
Investment in operating affiliates	1,338	1,323	1,330	1,313	1,417
Premiums receivable	6,919	7,160	6,526	5,723	6,450
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	10,253	9,964	9,732	9,526	9,070
Contractholder receivables	2,357	2,264	2,253	2,270	2,287
Ceded unearned premiums	3,557	3,669	3,183	2,659	3,079
Deferred acquisition costs	1,767	1,794	1,774	1,717	1,786
Receivable for securities sold	123	564	643	180	695
Goodwill and intangible assets	1,133	1,163	1,190	1,222	1,268
Other assets	6,885	6,878	6,813	6,796	6,440
Total assets	$84,076	$85,179	$81,446	$79,241	$79,185

Liabilities
Reserve for losses and loss adjustment expenses	$35,505	$34,775	$34,105	$33,547	$32,822
Unearned premiums	11,208	11,493	10,939	10,100	11,124
Reinsurance balances payable	3,045	3,234	2,737	2,320	2,638
Contractholder payables	2,364	2,270	2,260	2,277	2,293
Collateral held for insured obligations	244	240	260	237	239
Senior notes	4,286	4,286	2,729	2,729	2,728
Payable for securities purchased	325	1,136	798	308	335
Other liabilities	4,107	3,715	3,430	3,517	3,287
Total liabilities	61,084	61,149	57,258	55,035	55,466

Shareholders’ equity
Non-cumulative preferred shares	830	830	830	830	830
Common shares	1	1	1	1	1
Additional paid-in capital	2,906	2,873	2,831	2,735	2,682
Retained earnings	30,154	29,129	28,082	27,045	25,817
Accumulated other comprehensive income (loss), net of deferred income tax	(1,076)	(413)	(333)	5	—
Common shares held in treasury, at cost	(9,823)	(8,390)	(7,223)	(6,410)	(5,611)
Total shareholders’ equity	22,992	24,030	24,188	24,206	23,719
Total liabilities and shareholders’ equity	$84,076	$85,179	$81,446	$79,241	$79,185

Common shares and common share equivalents outstanding, net of treasury shares	326.4	341.0	352.9	359.0	367.3
Book value per common share (1)	$67.90	$68.04	$66.19	$65.11	$62.32
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Non-cumulative preferred shares
Balance at beginning and end of period	$830	$830	$830	$830	$830	$830	$830

Common shares
Balance at beginning and end of period	1	1	1	1	1	1	1

Additional paid-in capital
Balance at beginning of period	2,873	2,831	2,735	2,682	2,660	2,735	2,510
Amortization of share-based compensation	20	15	82	24	25	117	124
All other	13	27	14	29	(3)	54	48
Balance at end of period	2,906	2,873	2,831	2,735	2,682	2,906	2,682

Retained earnings
Balance at beginning of period	29,129	28,082	27,045	25,817	24,477	27,045	22,686
Net income	1,035	1,057	1,047	1,238	1,350	3,139	3,161
Preferred share dividends	(10)	(10)	(10)	(10)	(10)	(30)	(30)
Balance at end of period	30,154	29,129	28,082	27,045	25,817	30,154	25,817

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(413)	(333)	5	—	(48)	5	(720)
Change in unrealized appreciation (decline) in value of available-for-sale investments	(657)	(71)	(338)	12	47	(1,066)	629
Change in foreign currency translation adjustments	(6)	(9)	—	(7)	1	(15)	91
Balance at end of period	(1,076)	(413)	(333)	5	—	(1,076)	—

Common shares held in treasury, at cost
Balance at beginning of period	(8,390)	(7,223)	(6,410)	(5,611)	(4,879)	(6,410)	(4,487)
Shares repurchased for treasury	(1,433)	(1,167)	(813)	(799)	(732)	(3,413)	(1,124)
Balance at end of period	(9,823)	(8,390)	(7,223)	(6,410)	(5,611)	(9,823)	(5,611)

Total shareholders’ equity	$22,992	$24,030	$24,188	$24,206	$23,719	$22,992	$23,719

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Operating Activities
Net income (loss)	$1,035	$1,057	$1,047	$1,238	$1,350	$3,139	$3,161
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	115	(134)	91	(7)	(202)	72	(433)
Equity in net (income) of investments accounted for using the equity method and other income or loss	(184)	(126)	(137)	(194)	(158)	(447)	(265)
Amortization of intangible assets	30	30	30	47	49	90	146
Share-based compensation	20	15	82	24	25	117	124
Changes in:
Reserve for losses and loss adjustment expenses, net	439	499	540	330	634	1,478	2,020
Unearned premiums, net	(169)	64	362	(606)	(321)	257	17
Premiums receivable	234	(630)	(820)	731	601	(1,216)	(693)
Deferred acquisition costs	21	4	(48)	53	14	(23)	33
Reinsurance balances payable	(187)	496	419	(319)	(207)	728	456
Deferred income tax assets, net	104	59	20	19	46	183	155
Other items, net	301	(12)	(398)	88	355	(109)	47
Net cash provided by operating activities	1,759	1,322	1,188	1,404	2,186	4,269	4,768
Investing Activities
Purchases of fixed maturity investments	(9,119)	(9,875)	(9,288)	(8,293)	(10,619)	(28,282)	(28,187)
Purchases of equity securities	(217)	(472)	(185)	(184)	(277)	(874)	(1,264)
Purchases of other investments	(424)	(453)	(499)	(493)	(513)	(1,376)	(1,745)
Proceeds from sales of fixed maturity investments	8,212	8,383	7,984	7,055	8,435	24,579	22,258
Proceeds from sales of equity securities	195	253	202	183	281	650	1,324
Proceeds from sales, redemptions and maturities of other investments	272	306	240	759	336	818	1,427
Proceeds from redemptions and maturities of fixed maturity investments	717	1,082	957	693	475	2,756	1,801
Net settlements of derivative instruments	(24)	(80)	(26)	35	35	(130)	275
Net (purchases) sales of short-term investments	48	(644)	(11)	(272)	478	(607)	530
Purchases of fixed assets	(11)	(14)	(8)	(11)	(12)	(33)	(33)
Other	—	(21)	(5)	111	(2)	(26)	(5)
Net cash provided by (used for) investing activities	(351)	(1,535)	(639)	(417)	(1,383)	(2,525)	(3,619)
Financing Activities
Purchases of common shares under share repurchase program	(1,433)	(1,166)	(783)	(798)	(732)	(3,382)	(1,091)
Proceeds from common shares issued, net	12	26	(17)	30	1	21	20
Proceeds from borrowings, net	(6)	1,977	—	—	—	1,971	—
Repayments of borrowings	—	(398)	—	—	—	(398)	—
Common dividends paid	—	—	(5)	—	—	(5)	(7)
Preferred dividends paid	(10)	(10)	(10)	(10)	(10)	(30)	(30)
Other	(7)	—	(12)	—	(2)	(19)	(4)
Net cash provided by (used for) financing activities	(1,444)	429	(827)	(778)	(743)	(1,842)	(1,112)
Effects of exchange rate changes on foreign currency cash and restricted cash	7	9	(8)	4	(14)	8	57
Increase (decrease) in cash and restricted cash	(29)	225	(286)	213	46	(90)	94
Cash and restricted cash, beginning of period	2,006	1,781	2,067	1,854	1,808	2,067	1,760
Cash and restricted cash, end of period	$1,977	$2,006	$1,781	$2,067	$1,854	$1,977	$1,854
Income taxes paid (received)	$112	$169	$22	$143	$166	$303	$315
Interest paid	$—	$65	$—	$63	$—	$65	$64

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision-makers, the Chief Executive Officer and the Chief Financial Officer and Treasurer. The chief operating decision-makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.
The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.
Insurance Segment
The Company’s insurance segment primarily consists of commercial insurance lines of business, with a focus on specialty insurance products. These products are mainly offered in North America, Bermuda, the United Kingdom, continental Europe and Australia. Products offered in North America include: commercial automobile; commercial multi‐peril; other liability—claims made, which includes financial and professional lines; other liability—occurrence, which includes admitted and excess and surplus casualty lines; property and short-tail specialty; workers compensation; and other. Products offered across the Company’s International units include: property and short-tail specialty; and casualty and other.
Reinsurance Segment
The Company’s reinsurance segment offers reinsurance products on a worldwide basis. Lines of business include: casualty; marine and aviation; specialty; property catastrophe; property excluding property catastrophe; and other.
Mortgage Segment
The Company’s mortgage segment consists of U.S. primary mortgage insurance business written predominantly on loans sold to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), each a government sponsored entity (“GSE”) and also through non GSE approved entities (combined “Arch MI U.S.”); reinsurance and underwriting services related to U.S. credit-risk transfer (“CRT”) business which are predominately with the GSEs and other U.S. mortgage reinsurance transactions; and international mortgage insurance and reinsurance business covering loans primarily in Australia and Europe.
The Company’s results also include net investment income, net realized gains or losses (which include, but are not limited to, realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, other income (loss), corporate benefit (expenses), transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items, income or loss from operating affiliates and items related to the Company’s non-cumulative preferred shares.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	September 30, 2026
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,766	$2,313	$316	$5,391
Premiums ceded (1)	(760)	(737)	(53)	(1,546)
Net premiums written	2,006	1,576	263	3,845
Change in unearned premiums	(69)	231	7	169
Net premiums earned	1,937	1,807	270	4,014
Other underwriting income (2)	15	43	3	61
Losses and loss adjustment expenses	(1,178)	(1,010)	(18)	(2,206)
Acquisition expenses	(371)	(334)	(7)	(712)
Other operating expenses	(295)	(113)	(47)	(455)
Underwriting income (loss)	$108	$393	$201	702

Net investment income				451
Net realized gains (losses)				(99)
Equity in net income of investments accounted for using the equity method				224
Other income (loss)				4
Corporate benefit (expenses) (3)				(5)
Transaction costs and other (3)				(17)
Amortization of intangible assets				(30)
Interest expense				(62)
Net foreign exchange gains (losses)				18
Income (loss) before income taxes and income (loss) from operating affiliates				1,186
Income tax (expense) benefit				(184)
Income (loss) from operating affiliates				33
Net income (loss) available to Arch				1,035
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$1,025

Underwriting Ratios
Loss ratio	60.8%	55.9%	6.9%	55.0%
Acquisition expense ratio	19.2%	18.5%	2.4%	17.7%
Other operating expense ratio (4)	14.4%	3.9%	16.2%	9.8%
Combined ratio	94.4%	78.3%	25.5%	82.5%

Net premiums written to gross premiums written	72.5%	68.1%	83.2%	71.3%

Total investable assets				$49,208
Total assets				84,076
Total liabilities				61,084

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	September 30, 2025
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,567	$2,515	$330	$5,410
Premiums ceded (1)	(614)	(778)	(56)	(1,446)
Net premiums written	1,953	1,737	274	3,964
Change in unearned premiums	16	278	27	321
Net premiums earned	1,969	2,015	301	4,285
Other underwriting income (2)	9	38	3	50
Losses and loss adjustment expenses	(1,162)	(1,040)	2	(2,200)
Acquisition expenses	(386)	(398)	(2)	(786)
Other operating expenses	(301)	(133)	(44)	(478)
Underwriting income (loss)	$129	$482	$260	871

Net investment income				408
Net realized gains (losses)				210
Equity in net income of investments accounted for using the equity method				134
Other income (loss)				22
Corporate benefit (expenses) (3)				(28)
Transaction costs and other (3)				(21)
Amortization of intangible assets				(49)
Interest expense				(37)
Net foreign exchange gains (losses)				(7)
Income (loss) before income taxes and income (loss) from operating affiliates				1,503
Income tax (expense) benefit				(215)
Income (loss) from operating affiliates				62
Net income (loss) available to Arch				1,350
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$1,340

Underwriting Ratios
Loss ratio	59.0%	51.6%	(0.5)%	51.4%
Acquisition expense ratio	19.6%	19.8%	0.7%	18.4%
Other operating expense ratio (4)	14.8%	4.7%	13.3%	10.0%
Combined ratio	93.4%	76.1%	13.5%	79.8%

Net premiums written to gross premiums written	76.1%	69.1%	83.0%	73.3%

Total investable assets				$46,746
Total assets				79,185
Total liabilities				55,466
(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Nine Months Ended
	September 30, 2026
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$8,066	$8,929	$956	$17,942
Premiums ceded (1)	(2,221)	(3,333)	(155)	(5,700)
Net premiums written	5,845	5,596	801	12,242
Change in unearned premiums	(157)	(138)	38	(257)
Net premiums earned	5,688	5,458	839	11,985
Other underwriting income (2)	41	117	19	177
Losses and loss adjustment expenses	(3,489)	(2,950)	(52)	(6,491)
Acquisition expenses	(1,121)	(1,022)	(17)	(2,160)
Other operating expenses	(918)	(359)	(147)	(1,424)
Underwriting income (loss)	$201	$1,244	$642	2,087

Net investment income				1,276
Net realized gains (losses)				(203)
Equity in net income of investments accounted for using the equity method				580
Other income (loss)				29
Corporate benefit (expenses) (3)				(48)
Transaction costs and other (3)				(67)
Amortization of intangible assets				(90)
Interest expense				(143)
Net foreign exchange gains (losses)				49
Income (loss) before income taxes and income (loss) from operating affiliates				3,470
Income tax (expense) benefit				(446)
Income (loss) from operating affiliates				115
Net income (loss) available to Arch				3,139
Preferred dividends				(30)
Net income (loss) available to Arch common shareholders				$3,109

Underwriting Ratios
Loss ratio	61.3%	54.1%	6.2%	54.2%
Acquisition expense ratio	19.7%	18.7%	2.0%	18.0%
Other operating expense ratio (4)	15.4%	4.4%	15.2%	10.4%
Combined ratio	96.4%	77.2%	23.4%	82.6%

Net premiums written to gross premiums written	72.5%	62.7%	83.8%	68.2%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Nine Months Ended
	September 30, 2025
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$7,893	$9,205	$979	$18,069
Premiums ceded (1)	(1,971)	(3,093)	(186)	(5,242)
Net premiums written	5,922	6,112	793	12,827
Change in unearned premiums	(124)	18	89	(17)
Net premiums earned	5,798	6,130	882	12,810
Other underwriting income (2)	25	123	17	165
Losses and loss adjustment expenses	(3,568)	(3,524)	2	(7,090)
Acquisition expenses	(1,116)	(1,251)	(7)	(2,374)
Other operating expenses	(883)	(378)	(144)	(1,405)
Underwriting income (loss)	$256	$1,100	$750	2,106

Net investment income				1,191
Net realized gains (losses)				442
Equity in net income of investments accounted for using the equity method				349
Other income (loss)				38
Corporate benefit (expenses) (3)				(107)
Transaction costs and other (3)				(49)
Amortization of intangible assets				(146)
Interest expense				(110)
Net foreign exchange gains (losses)				(122)
Income (loss) before income taxes and income (loss) from operating affiliates				3,592
Income tax (expense) benefit				(550)
Income (loss) from operating affiliates				119
Net income (loss) available to Arch				3,161
Preferred dividends				(30)
Net income (loss) available to Arch common shareholders				$3,131

Underwriting Ratios
Loss ratio	61.5%	57.5%	(0.2)%	55.4%
Acquisition expense ratio	19.3%	20.4%	0.8%	18.5%
Other operating expense ratio (4)	14.8%	4.2%	14.3%	9.7%
Combined ratio	95.6%	82.1%	14.9%	83.6%

Net premiums written to gross premiums written	75.0%	66.4%	81.0%	71.0%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Gross premiums written	$2,766	$2,603	$2,697	$2,542	$2,567	$8,066	$7,893
Premiums ceded	(760)	(670)	(791)	(666)	(614)	(2,221)	(1,971)
Net premiums written	2,006	1,933	1,906	1,876	1,953	5,845	5,922
Change in unearned premiums	(69)	(53)	(35)	97	16	(157)	(124)
Net premiums earned	1,937	1,880	1,871	1,973	1,969	5,688	5,798
Other underwriting income (1)	15	15	11	11	9	41	25
Losses and loss adjustment expenses	(1,178)	(1,185)	(1,126)	(1,196)	(1,162)	(3,489)	(3,568)
Acquisition expenses	(371)	(375)	(375)	(380)	(386)	(1,121)	(1,116)
Other operating expenses	(295)	(308)	(315)	(289)	(301)	(918)	(883)
Underwriting income (loss)	$108	$27	$66	$119	$129	$201	$256

Underwriting Ratios
Loss ratio	60.8%	63.0%	60.2%	60.6%	59.0%	61.3%	61.5%
Acquisition expense ratio	19.2%	19.9%	20.0%	19.3%	19.6%	19.7%	19.3%
Other operating expense ratio (2)	14.4%	15.6%	16.3%	14.1%	14.8%	15.4%	14.8%
Combined ratio	94.4%	98.5%	96.5%	94.0%	93.4%	96.4%	95.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	5.7%	8.0%	4.2%	3.3%	2.2%	6.0%	4.8%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(0.7)%	(1.4)%	(0.7)%	(0.2)%	(0.7)%	(1.0)%	(0.7)%
Acquisition expense ratio impact	0.2%	0.3%	0.3%	0.1%	0.6%	0.3%	0.5%
Total impact	(0.5)%	(1.1)%	(0.4)%	(0.1)%	(0.1)%	(0.7)%	(0.2)%

Combined ratio excluding catastrophic activity and prior year development (3)	89.2%	91.6%	92.7%	90.8%	91.3%	91.1%	91.0%

Net premiums written to gross premiums written	72.5%	74.3%	70.7%	73.8%	76.1%	72.5%	75.0%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2026		2026		2026		2025		2025		2026		2025
Net Premiums Written by Line of Business
North America
Other liability - occurrence	$363	18.1%	$364	18.8%	$315	16.5%	$309	16.5%	$297	15.2%	$1,042	17.8%	$993	16.8%
Property and short-tail specialty	303	15.1%	362	18.7%	322	16.9%	273	14.6%	339	17.4%	987	16.9%	1,056	17.8%
Other liability - claims made	192	9.6%	212	11.0%	175	9.2%	229	12.2%	209	10.7%	579	9.9%	564	9.5%
Workers compensation	172	8.6%	121	6.3%	157	8.2%	142	7.6%	151	7.7%	450	7.7%	434	7.3%
Commercial automobile	167	8.3%	158	8.2%	149	7.8%	126	6.7%	150	7.7%	474	8.1%	476	8.0%
Commercial multi-peril	128	6.4%	130	6.7%	173	9.1%	184	9.8%	194	9.9%	431	7.4%	597	10.1%
Other	92	4.6%	87	4.5%	74	3.9%	90	4.8%	86	4.4%	253	4.3%	251	4.2%
Total North America	$1,417	70.6%	$1,434	74.2%	$1,365	71.6%	$1,353	72.1%	$1,426	73.0%	$4,216	72.1%	$4,371	73.8%

International
Property and short-tail specialty	$314	15.7%	$280	14.5%	$282	14.8%	$251	13.4%	$284	14.5%	$876	15.0%	$851	14.4%
Casualty and other	275	13.7%	219	11.3%	259	13.6%	272	14.5%	243	12.4%	753	12.9%	700	11.8%
Total International	$589	29.4%	$499	25.8%	$541	28.4%	$523	27.9%	$527	27.0%	$1,629	27.9%	$1,551	26.2%
Total	$2,006	100.0%	$1,933	100.0%	$1,906	100.0%	$1,876	100.0%	$1,953	100.0%	$5,845	100.0%	$5,922	100.0%

Net Premiums Earned by Line of Business
North America
Other liability - occurrence	$307	15.8%	$289	15.4%	$300	16.0%	$325	16.5%	$329	16.7%	$896	15.8%	$996	17.2%
Property and short-tail specialty	333	17.2%	334	17.8%	315	16.8%	338	17.1%	339	17.2%	982	17.3%	1,035	17.9%
Other liability - claims made	205	10.6%	199	10.6%	200	10.7%	203	10.3%	205	10.4%	604	10.6%	583	10.1%
Workers compensation	153	7.9%	135	7.2%	135	7.2%	153	7.8%	160	8.1%	423	7.4%	438	7.6%
Commercial automobile	148	7.6%	148	7.9%	146	7.8%	146	7.4%	143	7.3%	442	7.8%	435	7.5%
Commercial multi-peril	136	7.0%	185	9.8%	195	10.4%	193	9.8%	195	9.9%	516	9.1%	599	10.3%
Other	74	3.8%	76	4.0%	69	3.7%	78	4.0%	70	3.6%	219	3.9%	213	3.7%
Total North America	$1,356	70.0%	$1,366	72.7%	$1,360	72.7%	$1,436	72.8%	$1,441	73.2%	$4,082	71.8%	$4,299	74.1%

International
Property and short-tail specialty	$329	17.0%	$277	14.7%	$279	14.9%	$283	14.3%	$292	14.8%	$885	15.6%	$816	14.1%
Casualty and other	252	13.0%	237	12.6%	232	12.4%	254	12.9%	236	12.0%	721	12.7%	683	11.8%
Total International	$581	30.0%	$514	27.3%	$511	27.3%	$537	27.2%	$528	26.8%	$1,606	28.2%	$1,499	25.9%
Total	$1,937	100.0%	$1,880	100.0%	$1,871	100.0%	$1,973	100.0%	$1,969	100.0%	$5,688	100.0%	$5,798	100.0%

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Gross premiums written	$2,313	$3,202	$3,414	$1,944	$2,515	$8,929	$9,205
Premiums ceded	(737)	(1,358)	(1,238)	(438)	(778)	(3,333)	(3,093)
Net premiums written	1,576	1,844	2,176	1,506	1,737	5,596	6,112
Change in unearned premiums	231	(24)	(345)	486	278	(138)	18
Net premiums earned	1,807	1,820	1,831	1,992	2,015	5,458	6,130
Other underwriting income (1)	43	37	37	36	38	117	123
Losses and loss adjustment expenses	(1,010)	(992)	(948)	(1,086)	(1,040)	(2,950)	(3,524)
Acquisition expenses	(334)	(341)	(347)	(393)	(398)	(1,022)	(1,251)
Other operating expenses	(113)	(114)	(132)	(91)	(133)	(359)	(378)
Underwriting income (loss)	$393	$410	$441	$458	$482	$1,244	$1,100

Underwriting Ratios
Loss ratio	55.9%	54.6%	51.7%	54.5%	51.6%	54.1%	57.5%
Acquisition expense ratio	18.5%	18.7%	19.0%	19.7%	19.8%	18.7%	20.4%
Other operating expense ratio (2)	3.9%	4.2%	5.2%	2.8%	4.7%	4.4%	4.2%
Combined ratio	78.3%	77.5%	75.9%	77.0%	76.1%	77.2%	82.1%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	6.9%	2.8%	5.2%	5.0%	1.5%	4.9%	8.1%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(7.4)%	(5.3)%	(8.3)%	(3.5)%	(2.6)%	(7.0)%	(4.1)%
Acquisition expense ratio impact	0.4%	0.1%	0.9%	0.6%	0.4%	0.5%	0.8%
Total impact	(7.0)%	(5.2)%	(7.4)%	(2.9)%	(2.2)%	(6.5)%	(3.3)%

Combined ratio excluding catastrophic activity and prior year development (3)	78.4%	79.9%	78.1%	74.9%	76.8%	78.8%	77.3%

Net premiums written to gross premiums written	68.1%	57.6%	63.7%	77.5%	69.1%	62.7%	66.4%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2026		2026		2026		2025		2025		2026		2025
Net Premiums Written by Line of Business
Specialty	$527	33.4%	$563	30.5%	$687	31.6%	$587	39.0%	$633	36.4%	$1,777	31.8%	$1,956	32.0%
Property excluding property catastrophe	477	30.3%	451	24.5%	548	25.2%	475	31.5%	557	32.1%	1,476	26.4%	1,568	25.7%
Casualty	428	27.2%	312	16.9%	478	22.0%	301	20.0%	399	23.0%	1,218	21.8%	1,206	19.7%
Marine and aviation	54	3.4%	58	3.1%	78	3.6%	52	3.5%	60	3.5%	190	3.4%	249	4.1%
Property catastrophe	42	2.7%	392	21.3%	307	14.1%	48	3.2%	64	3.7%	741	13.2%	1,025	16.8%
Other	48	3.0%	68	3.7%	78	3.6%	43	2.9%	24	1.4%	194	3.5%	108	1.8%
Total	$1,576	100.0%	$1,844	100.0%	$2,176	100.0%	$1,506	100.0%	$1,737	100.0%	$5,596	100.0%	$6,112	100.0%

Net Premiums Earned by Line of Business
Specialty	$604	33.4%	$617	33.9%	$586	32.0%	$700	35.1%	$719	35.7%	$1,807	33.1%	$2,206	36.0%
Property excluding property catastrophe	502	27.8%	489	26.9%	519	28.3%	536	26.9%	581	28.8%	1,510	27.7%	1,716	28.0%
Casualty	401	22.2%	367	20.2%	353	19.3%	392	19.7%	360	17.9%	1,121	20.5%	1,040	17.0%
Marine and aviation	61	3.4%	71	3.9%	70	3.8%	78	3.9%	77	3.8%	202	3.7%	239	3.9%
Property catastrophe	191	10.6%	208	11.4%	226	12.3%	246	12.3%	253	12.6%	625	11.5%	819	13.4%
Other	48	2.7%	68	3.7%	77	4.2%	40	2.0%	25	1.2%	193	3.5%	110	1.8%
Total	$1,807	100.0%	$1,820	100.0%	$1,831	100.0%	$1,992	100.0%	$2,015	100.0%	$5,458	100.0%	$6,130	100.0%

Net Premiums Written by Underwriting Location
Bermuda	$654	41.5%	$997	54.1%	$962	44.2%	$697	46.3%	$761	43.8%	$2,613	46.7%	$2,975	48.7%
United States	448	28.4%	389	21.1%	512	23.5%	386	25.6%	488	28.1%	1,349	24.1%	1,412	23.1%
Europe and other	474	30.1%	458	24.8%	702	32.3%	423	28.1%	488	28.1%	1,634	29.2%	1,725	28.2%
Total	$1,576	100.0%	$1,844	100.0%	$2,176	100.0%	$1,506	100.0%	$1,737	100.0%	$5,596	100.0%	$6,112	100.0%

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Gross premiums written	$316	$324	$316	$326	$330	$956	$979
Premiums ceded	(53)	(52)	(50)	(59)	(56)	(155)	(186)
Net premiums written	263	272	266	267	274	801	793
Change in unearned premiums	7	13	18	23	27	38	89
Net premiums earned	270	285	284	290	301	839	882
Other underwriting income (1)	3	5	11	5	3	19	17
Losses and loss adjustment expenses	(18)	(19)	(15)	2	2	(52)	2
Acquisition expenses	(7)	(2)	(8)	(6)	(2)	(17)	(7)
Other operating expenses	(47)	(49)	(51)	(41)	(44)	(147)	(144)
Underwriting income	$201	$220	$221	$250	$260	$642	$750

Underwriting Ratios
Loss ratio	6.9%	6.5%	5.3%	(0.8)%	(0.5)%	6.2%	(0.2)%
Acquisition expense ratio	2.4%	0.9%	2.9%	1.9%	0.7%	2.0%	0.8%
Other operating expense ratio (2)	16.2%	15.4%	14.1%	12.6%	13.3%	15.2%	14.3%
Combined ratio	25.5%	22.8%	22.3%	13.7%	13.5%	23.4%	14.9%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(15.4)%	(15.7)%	(19.2)%	(19.4)%	(18.1)%	(16.8)%	(20.4)%
Acquisition expense ratio impact	(0.7)%	(1.3)%	(0.7)%	(0.9)%	(1.1)%	(0.9)%	(1.3)%
Total impact	(16.1)%	(17.0)%	(19.9)%	(20.3)%	(19.2)%	(17.7)%	(21.7)%

Combined ratio excluding prior year development (3)	41.6%	39.8%	42.2%	34.0%	32.7%	41.1%	36.6%

Net premiums written to gross premiums written	83.2%	84.0%	84.2%	81.9%	83.0%	83.8%	81.0%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)    See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2026		2026		2026		2025		2025		2026		2025
Net Premiums Written by Underwriting Unit
U.S. primary mortgage insurance	$197	74.9%	$202	74.3%	$204	76.7%	$195	73.0%	$197	71.9%	$603	75.3%	$584	73.6%
U.S. credit risk transfer (CRT) and other	35	13.3%	35	12.9%	37	13.9%	51	19.1%	55	20.1%	107	13.4%	156	19.7%
International mortgage insurance/reinsurance	31	11.8%	35	12.9%	25	9.4%	21	7.9%	22	8.0%	91	11.4%	53	6.7%
Total	$263	100.0%	$272	100.0%	$266	100.0%	$267	100.0%	$274	100.0%	$801	100.0%	$793	100.0%

Net Premiums Earned by Underwriting Unit
U.S. primary mortgage insurance	$201	74.4%	$206	72.3%	$209	73.6%	$201	69.3%	$204	67.8%	$616	73.4%	$601	68.1%
U.S. credit risk transfer (CRT) and other	35	13.0%	35	12.3%	37	13.0%	51	17.6%	55	18.3%	107	12.8%	156	17.7%
International mortgage insurance/reinsurance	34	12.6%	44	15.4%	38	13.4%	38	13.1%	42	14.0%	116	13.8%	125	14.2%
Total	$270	100.0%	$285	100.0%	$284	100.0%	$290	100.0%	$301	100.0%	$839	100.0%	$882	100.0%

Net Premiums Written by Underwriting Location
United States	$197	74.9%	$202	74.3%	$204	76.7%	$196	73.4%	$197	71.9%	$603	75.3%	$584	73.6%
Other	66	25.1%	70	25.7%	62	23.3%	71	26.6%	77	28.1%	198	24.7%	209	26.4%
Total	$263	100.0%	$272	100.0%	$266	100.0%	$267	100.0%	$274	100.0%	$801	100.0%	$793	100.0%

(U.S. Dollars in millions)
	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$285,488	59.8%	$286,399	59.8%	$286,523	59.7%	$286,318	59.1%	$286,785	57.9%
U.S. credit risk transfer (CRT) and other	125,322	26.3%	128,228	26.8%	128,338	26.7%	132,205	27.3%	141,889	28.7%
International mortgage insurance/reinsurance	66,417	13.9%	64,254	13.4%	65,223	13.6%	66,084	13.6%	66,277	13.4%
Total	$477,227	100.0%	$478,881	100.0%	$480,084	100.0%	$484,607	100.0%	$494,951	100.0%
Risk In Force (RIF) (2)
U.S. primary mortgage insurance	$73,611	83.4%	$73,978	84.3%	$74,281	84.8%	$74,679	85.0%	$74,952	84.9%
U.S. credit risk transfer and other	5,038	5.7%	5,194	5.9%	5,214	6.0%	5,358	6.1%	5,688	6.4%
International mortgage insurance/reinsurance	9,648	10.9%	8,599	9.8%	8,120	9.3%	7,864	8.9%	7,633	8.6%
Total	$88,297	100.0%	$87,771	100.0%	$87,615	100.0%	$87,901	100.0%	$88,273	100.0%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance. Such amounts are shown before external reinsurance.
(2) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions. Such amounts are shown before external reinsurance.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)
	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025
Total RIF by credit quality:
>=740	$48,273	65.6%	$48,123	65.1%	$47,842	64.4%	$47,757	63.9%	$47,575	63.5%
680-739	21,911	29.8%	22,351	30.2%	22,861	30.8%	23,271	31.2%	23,638	31.5%
620-679	3,139	4.3%	3,208	4.3%	3,274	4.4%	3,340	4.5%	3,419	4.6%
<620	288	0.4%	296	0.4%	304	0.4%	311	0.4%	320	0.4%
Total	$73,611	100.0%	$73,978	100.0%	$74,281	100.0%	$74,679	100.0%	$74,952	100.0%
Weighted average credit score	751		751		750		749		749
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,474	10.2%	$7,417	10.0%	$7,436	10.0%	$7,314	9.8%	$7,362	9.8%
90.01% to 95.00%	43,916	59.7%	43,944	59.4%	44,147	59.4%	44,494	59.6%	44,720	59.7%
85.01% to 90.00%	19,194	26.1%	19,727	26.7%	19,951	26.9%	20,195	27.0%	20,251	27.0%
85.00% and below	3,027	4.1%	2,890	3.9%	2,747	3.7%	2,676	3.6%	2,619	3.5%
Total	$73,611	100.0%	$73,978	100.0%	$74,281	100.0%	$74,679	100.0%	$74,952	100.0%
Weighted average LTV	93.2%		93.2%		93.2%		93.2%		93.2%
Total RIF by State:
California	$5,958	8.1%	$5,945	8.0%	$5,922	8.0%	$5,901	7.9%	$5,892	7.9%
Texas	5,382	7.3%	5,385	7.3%	5,376	7.2%	5,382	7.2%	5,393	7.2%
North Carolina	3,241	4.4%	3,266	4.4%	3,285	4.4%	3,343	4.5%	3,358	4.5%
Illinois	3,090	4.2%	3,067	4.1%	3,037	4.1%	3,042	4.1%	3,046	4.1%
Minnesota	3,080	4.2%	3,099	4.2%	3,100	4.2%	3,129	4.2%	3,137	4.2%
Georgia	2,865	3.9%	2,927	4.0%	2,966	4.0%	3,005	4.0%	3,043	4.1%
Michigan	2,764	3.8%	2,766	3.7%	2,785	3.7%	2,816	3.8%	2,822	3.8%
Florida	2,707	3.7%	2,678	3.6%	2,659	3.6%	2,672	3.6%	2,690	3.6%
Ohio	2,655	3.6%	2,648	3.6%	2,670	3.6%	2,666	3.6%	2,697	3.6%
Massachusetts	2,579	3.5%	2,635	3.6%	2,704	3.6%	2,780	3.7%	2,829	3.8%
Other	39,290	53.4%	39,562	53.5%	39,777	53.5%	39,943	53.5%	40,045	53.4%
Total	$73,611	100.0%	$73,978	100.0%	$74,281	100.0%	$74,679	100.0%	$74,952	100.0%
Weighted average coverage (end of period RIF divided by IIF)	25.8%		25.8%		25.9%		26.1%		26.1%
U.S. mortgage insurance total RIF, net of reinsurance (1)	$61,548		$61,982		$62,366		$60,259		$60,662
Analysts’ persistency (2)	79.2%		79.9%		80.7%		81.8%		82.3%
Risk-to-capital ratio — Arch MI U.S. (3)	8.4:1		8.8:1		8.4:1		8.2:1		7.9:1
PMIER sufficiency ratio — Arch MI U.S. (4)	169%		165%		175%		179%		176%

(1) Total RIF for the U.S. mortgage insurance operations after external reinsurance.
(2) Represents the % of IIF at the beginning of a 12 month period that remained in force at the end of the period.
(3) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for September 30, 2026).
(4) On August 21, 2024, Fannie Mae and Freddie Mac (collectively the GSEs) each updated their Private Mortgage Insurer Eligibility Requirements (PMIERs) to incorporate new deductions to available assets for investment risk. This update became effective on March 31, 2025 and the impact was phased in as of September 30, 2026.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	September 30, 2026		June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025
Total new insurance written (NIW) (1)	$13,593		$15,624		$14,812		$14,296		$12,965

Total NIW by credit quality:
>=740	$10,992	80.9%	$12,637	80.9%	$11,720	79.1%	$11,239	78.6%	$9,850	76.0%
680-739	2,294	16.9%	2,619	16.8%	2,698	18.2%	2,759	19.3%	2,753	21.2%
620-679	299	2.2%	357	2.3%	371	2.5%	293	2.0%	359	2.8%
<620	8	0.1%	11	0.1%	23	0.2%	5	0.0%	3	0.0%
Total	$13,593	100.0%	$15,624	100.0%	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%

Total NIW by LTV:
95.01% and above	$1,012	7.4%	$1,108	7.1%	$2,064	13.9%	$779	5.4%	$1,038	8.0%
90.01% to 95.00%	5,937	43.7%	6,560	42.0%	5,804	39.2%	5,894	41.2%	5,668	43.7%
85.01% to 90.00%	4,414	32.5%	5,359	34.3%	4,690	31.7%	5,337	37.3%	4,323	33.3%
85.00% and below	2,230	16.4%	2,597	16.6%	2,254	15.2%	2,286	16.0%	1,936	14.9%
Total	$13,593	100.0%	$15,624	100.0%	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%

Total NIW monthly vs. single:
Monthly	$12,894	94.9%	$14,941	95.6%	$14,273	96.4%	$13,653	95.5%	$12,267	94.6%
Single	699	5.1%	683	4.4%	539	3.6%	643	4.5%	698	5.4%
Total	$13,593	100.0%	$15,624	100.0%	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%

Total NIW purchase vs. refinance:
Purchase	$12,883	94.8%	$13,854	88.7%	$11,754	79.4%	$11,640	81.4%	$12,319	95.0%
Refinance	710	5.2%	1,770	11.3%	3,058	20.6%	2,656	18.6%	646	5.0%
Total	$13,593	100.0%	$15,624	100.0%	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%

Ending number of policies in force (PIF) (2)	1,026,816		1,039,751		1,049,661		1,058,907		1,067,147

Rollforward of insured loans in default:
Beginning delinquent number of loans	21,519		21,606		22,985		21,821		20,762
Plus: new notices	12,526		11,122		11,938		12,825		12,168
Less: cures	(10,988)		(10,824)		(12,969)		(11,337)		(10,715)
Less: paid claims	(449)		(385)		(348)		(324)		(394)
Ending delinquent number of loans (2)	22,608		21,519		21,606		22,985		21,821

Ending percentage of loans in default (2)	2.20%		2.07%		2.06%		2.17%		2.04%

Losses:
Number of claims paid	449		385		348		324		394
Total paid claims (in thousands)	$18,763		$19,091		$15,557		$15,917		$12,934
Average paid per claim (in thousands)	$41.8		$49.6		$44.7		$49.1		$32.8
Severity (3)	80.0%		78.8%		77.9%		81.6%		73.2%

Average case reserve per default (in thousands)	$16.4		$16.9		$16.6		$15.3		$16.1
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total direct first lien paid claims divided by RIF of loans for which claims were paid, excluding paid claim settlements.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)

	September 30, 2026						December 31, 2025
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2016 and prior	18.2%	$17,686	6.2%	$4,502	6.1%	4.75%	24.9%	$19,384	6.8%	$4,923	6.6%	5.08%
2017	3.1%	2,664	0.9%	677	0.9%	5.27%	3.9%	4,250	1.5%	1,127	1.5%	3.87%
2018	5.4%	4,671	1.6%	1,217	1.7%	4.93%	6.1%	5,673	2.0%	1,479	2.0%	4.48%
2019	6.0%	8,262	2.9%	2,182	3.0%	3.33%	7.3%	10,553	3.7%	2,770	3.7%	3.08%
2020	11.3%	23,303	8.2%	6,483	8.8%	2.20%	12.3%	30,968	10.8%	8,487	11.4%	1.85%
2021	16.9%	42,375	14.8%	11,737	15.9%	2.07%	17.4%	50,141	17.5%	13,767	18.4%	1.88%
2022	17.6%	43,666	15.3%	11,834	16.1%	2.15%	14.5%	49,492	17.3%	13,236	17.7%	1.87%
2023	11.0%	26,464	9.3%	6,841	9.3%	2.41%	7.9%	31,049	10.8%	8,006	10.7%	1.93%
2024	7.5%	33,873	11.9%	8,511	11.6%	1.73%	5.0%	39,306	13.7%	9,840	13.2%	1.17%
2025	2.6%	40,587	14.2%	9,856	13.4%	0.62%	0.7%	45,502	15.9%	11,044	14.8%	0.20%
2026	0.4%	41,937	14.7%	9,771	13.3%	0.11%
Total	100.0%	$285,488	100.0%	$73,611	100.0%	2.20%	100.0%	$286,318	100.0%	$74,679	100.0%	2.17%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $346.3 million at September 30, 2026, compared to $320.6 million at December 31, 2025.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Consolidated

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Gross premiums written	$5,391	$6,126	$6,425	$4,809	$5,410	$17,942	$18,069
Premiums ceded	(1,546)	(2,077)	(2,077)	(1,160)	(1,446)	(5,700)	(5,242)
Net premiums written	3,845	4,049	4,348	3,649	3,964	12,242	12,827
Change in unearned premiums	169	(64)	(362)	606	321	(257)	(17)
Net premiums earned	4,014	3,985	3,986	4,255	4,285	11,985	12,810
Other underwriting income (1)	61	57	59	52	50	177	165
Losses and loss adjustment expenses	(2,206)	(2,196)	(2,089)	(2,280)	(2,200)	(6,491)	(7,090)
Acquisition expenses	(712)	(718)	(730)	(779)	(786)	(2,160)	(2,374)
Other operating expenses	(455)	(471)	(498)	(421)	(478)	(1,424)	(1,405)
Underwriting income (loss) (2)	$702	$657	$728	$827	$871	$2,087	$2,106

Underwriting Ratios
Loss ratio	55.0%	55.1%	52.4%	53.6%	51.4%	54.2%	55.4%
Acquisition expense ratio	17.7%	18.0%	18.3%	18.3%	18.4%	18.0%	18.5%
Other operating expense ratio (3)	9.8%	10.4%	11.0%	8.7%	10.0%	10.4%	9.7%
Combined ratio	82.5%	83.5%	81.7%	80.6%	79.8%	82.6%	83.6%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	5.8%	5.1%	4.4%	3.9%	1.7%	5.1%	6.0%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(4.7)%	(4.2)%	(5.5)%	(3.0)%	(2.8)%	(4.8)%	(3.7)%
Acquisition expense ratio impact	0.2%	0.1%	0.5%	0.2%	0.4%	0.3%	0.5%
Total impact	(4.5)%	(4.1)%	(5.0)%	(2.8)%	(2.4)%	(4.5)%	(3.2)%

Combined ratio excluding catastrophic activity and prior year development (2)	81.2%	82.5%	82.3%	79.5%	80.5%	82.0%	80.8%

Components of losses and loss adjustment expenses incurred
Paid losses and loss adjustment expenses	$1,765	$1,697	$1,549	$1,951	$1,569	$5,011	$5,074
Change in unpaid losses and loss adjustment expenses	441	499	540	329	631	1,480	2,016
Total losses and loss adjustment expenses	$2,206	$2,196	$2,089	$2,280	$2,200	$6,491	$7,090

Net premiums written to gross premiums written	71.3%	66.1%	67.7%	75.9%	73.3%	68.2%	71.0%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.
(3)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments
Net impact on underwriting results:
Insurance	$(9)	$(21)	$(8)	$(1)	$(2)	$(38)	$(14)
Reinsurance	(126)	(95)	(136)	(58)	(44)	(357)	(205)
Mortgage	(44)	(49)	(56)	(59)	(57)	(149)	(190)
Total	$(179)	$(165)	$(200)	$(118)	$(103)	$(544)	$(409)
Impact on losses and loss adjustment expenses:
Insurance	$(14)	$(27)	$(14)	$(4)	$(14)	$(55)	$(39)
Reinsurance	(133)	(97)	(152)	(69)	(53)	(382)	(253)
Mortgage	(42)	(45)	(54)	(56)	(54)	(141)	(179)
Total	$(189)	$(169)	$(220)	$(129)	$(121)	$(578)	$(471)
Impact on acquisition expenses:
Insurance	$5	$6	$6	$3	$12	$17	$25
Reinsurance	7	2	16	11	9	25	48
Mortgage	(2)	(4)	(2)	(3)	(3)	(8)	(11)
Total	$10	$4	$20	$11	$18	$34	$62
Impact on combined ratio:
Insurance	(0.5)%	(1.1)%	(0.4)%	(0.1)%	(0.1)%	(0.7)%	(0.2)%
Reinsurance	(7.0)%	(5.2)%	(7.4)%	(2.9)%	(2.2)%	(6.5)%	(3.3)%
Mortgage	(16.1)%	(17.0)%	(19.9)%	(20.3)%	(19.2)%	(17.7)%	(21.7)%
Total	(4.5)%	(4.1)%	(5.0)%	(2.8)%	(2.4)%	(4.5)%	(3.2)%
Impact on loss ratio:
Insurance	(0.7)%	(1.4)%	(0.7)%	(0.2)%	(0.7)%	(1.0)%	(0.7)%
Reinsurance	(7.4)%	(5.3)%	(8.3)%	(3.5)%	(2.6)%	(7.0)%	(4.1)%
Mortgage	(15.4)%	(15.7)%	(19.2)%	(19.4)%	(18.1)%	(16.8)%	(20.4)%
Total	(4.7)%	(4.2)%	(5.5)%	(3.0)%	(2.8)%	(4.8)%	(3.7)%
Impact on acquisition expense ratio:
Insurance	0.2%	0.3%	0.3%	0.1%	0.6%	0.3%	0.5%
Reinsurance	0.4%	0.1%	0.9%	0.6%	0.4%	0.5%	0.8%
Mortgage	(0.7)%	(1.3)%	(0.7)%	(0.9)%	(1.1)%	(0.9)%	(1.3)%
Total	0.2%	0.1%	0.5%	0.2%	0.4%	0.3%	0.5%
Estimated net losses incurred from current accident year catastrophic events (1)
Insurance	$110	$151	$79	$64	$43	$340	$278
Reinsurance	124	50	95	100	29	269	495
Total	$234	$201	$174	$164	$72	$609	$773
Impact on combined ratio:
Insurance	5.7%	8.0%	4.2%	3.3%	2.2%	6.0%	4.8%
Reinsurance	6.9%	2.8%	5.2%	5.0%	1.5%	4.9%	8.1%
Total	5.8%	5.1%	4.4%	3.9%	1.7%	5.1%	6.0%
(1)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance and reinsurance segments generally include (i) North American events with a Property Claim Services ("PCS") code and (ii) named catastrophic events outside of North America. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	2026		2026		2026		2025		2025
Investable assets:
Fixed maturities available for sale, at fair value	$32,119	65.3%	$33,155	67.0%	$32,399	68.1%	$32,426	68.5%	$31,908	68.3%
Fixed maturities—fair value option (1)	1,164	2.4%	1,175	2.4%	1,129	2.4%	1,110	2.3%	1,050	2.2%
Total fixed maturities	33,283	67.6%	34,330	69.3%	33,528	70.5%	33,536	70.8%	32,958	70.5%

Equity securities, at fair value	2,396	4.9%	2,280	4.6%	1,766	3.7%	1,864	3.9%	1,805	3.9%
Equity securities—fair value option (1)	4	0.0%	5	0.0%	4	0.0%	5	0.0%	5	0.0%
Total equity securities	2,400	4.9%	2,285	4.6%	1,770	3.7%	1,869	3.9%	1,810	3.9%

Other investments—fair value option (1)	2,136	4.3%	2,144	4.3%	2,129	4.5%	1,957	4.1%	1,911	4.1%

Investments accounted for using the equity method (2)	7,126	14.5%	6,852	13.8%	6,652	14.0%	6,453	13.6%	6,232	13.3%

Short-term investments available for sale, at fair value	3,253	6.6%	3,298	6.7%	2,638	5.5%	2,625	5.5%	2,351	5.0%
Short-term investments—fair value option (1)	60	0.1%	57	0.1%	69	0.1%	64	0.1%	61	0.1%
Total short-term investments	3,313	6.7%	3,355	6.8%	2,707	5.7%	2,689	5.7%	2,412	5.2%

Cash	1,152	2.3%	1,109	2.2%	914	1.9%	993	2.1%	1,063	2.3%

Securities transactions entered into but not settled at the balance sheet date	(202)	(0.4)%	(572)	(1.2)%	(155)	(0.3)%	(128)	(0.3)%	360	0.8%
Total investable assets held by the Company	$49,208	100.0%	$49,503	100.0%	$47,545	100.0%	$47,369	100.0%	$46,746	100.0%

Average effective duration of fixed maturities (in years)	3.25		3.50		3.43		3.34		3.24
Average S&P/Moody’s credit ratings (3)	AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investments accounted for using the equity method are recorded as “equity in net income of investments accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in millions, except per share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Composition of pre-tax net investment income:
Fixed maturities	$409	$386	$384	$384	$379	$1,179	$1,081
Short-term investments	27	26	24	27	25	77	75
Equity securities (dividends)	10	9	8	10	10	27	31
Other (1)	30	21	21	27	19	72	82
Gross investment income	476	442	437	448	433	1,355	1,269
Investment expenses	(25)	(25)	(29)	(14)	(25)	(79)	(78)
Pre-tax net investment income	$451	$417	$408	$434	$408	$1,276	$1,191
Per share	$1.32	$1.20	$1.13	$1.18	$1.08	$3.65	$3.14

Pre-tax equity in net income of investments accounted for using the equity method	224	196	160	155	134	580	349
Per share	$0.66	$0.56	$0.44	$0.42	$0.36	$1.66	$0.92

Investment income yield, at amortized cost (2):
Pre-tax	4.09%	3.91%	3.99%	4.22%	4.07%	4.00%	4.16%
After-tax	3.34%	3.19%	3.26%	3.45%	3.32%	3.27%	3.37%

Total return on investments (3)	(0.42)%	1.62%	0.10%	1.36%	1.80%	1.29%	7.07%
(1)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(2)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(3)Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in millions)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At September 30, 2026
Corporates	$15,447	$51	$(570)	$(519)	$(13)	$15,979	96.7%	46.4%
U.S. government and government agencies	7,234	4	(192)	(188)	—	7,422	97.5%	21.7%
Asset-backed securities	3,735	3	(69)	(66)	(5)	3,806	98.1%	11.2%
Non-U.S. government securities	2,749	19	(125)	(106)	(1)	2,856	96.3%	8.3%
Residential mortgage-backed securities	2,518	1	(107)	(106)	—	2,624	96.0%	7.6%
Commercial mortgage-backed securities	1,505	1	(21)	(20)	—	1,525	98.7%	4.5%
Municipal bonds	95	—	(5)	(5)	—	100	95.0%	0.3%
Total	$33,283	$79	$(1,089)	$(1,010)	$(19)	$34,312	97.0%	100.0%

At December 31, 2025
Corporates	$15,160	$265	$(142)	$123	$(10)	$15,047	100.8%	45.2%
U.S. government and government agencies	7,450	23	(21)	2	—	7,448	100.0%	22.2%
Asset-backed securities	3,574	20	(15)	5	(8)	3,577	99.9%	10.7%
Non-U.S. government securities	3,273	53	(81)	(28)	(1)	3,302	99.1%	9.8%
Residential mortgage-backed securities	2,705	34	(21)	13	—	2,692	100.5%	8.1%
Commercial mortgage-backed securities	1,212	11	(5)	6	(1)	1,207	100.4%	3.6%
Municipal bonds	162	—	(4)	(4)	—	166	97.6%	0.5%
Total	$33,536	$406	$(289)	$117	$(20)	$33,439	100.3%	100.0%

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	2026		2026		2026		2025		2025
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$9,037	27.2%	$10,011	29.2%	$9,665	28.8%	$9,561	28.5%	$8,409	25.5%
AAA	5,314	16.0%	5,580	16.3%	5,769	17.2%	5,667	16.9%	5,425	16.5%
AA	2,718	8.2%	2,638	7.7%	2,554	7.6%	2,564	7.6%	2,449	7.4%
A	6,544	19.7%	6,526	19.0%	6,405	19.1%	6,448	19.2%	6,904	20.9%
BBB	6,763	20.3%	6,698	19.5%	6,526	19.5%	6,533	19.5%	7,167	21.7%
BB	1,399	4.2%	1,391	4.1%	1,340	4.0%	1,330	4.0%	1,175	3.6%
B	834	2.5%	818	2.4%	806	2.4%	734	2.2%	685	2.1%
Lower than B	38	0.1%	42	0.1%	35	0.1%	35	0.1%	29	0.1%
Not rated	636	1.9%	626	1.8%	428	1.3%	664	2.0%	715	2.2%
Total fixed maturities, at fair value	$33,283	100.0%	$34,330	100.0%	$33,528	100.0%	$33,536	100.0%	$32,958	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$992	3.0%	$740	2.2%	$582	1.7%	$412	1.2%	$570	1.7%
Due after one year through five years	16,338	49.1%	17,498	51.0%	17,540	52.3%	17,680	52.7%	17,379	52.7%
Due after five years through ten years	7,449	22.4%	7,522	21.9%	6,659	19.9%	7,149	21.3%	7,047	21.4%
Due after 10 years	746	2.2%	701	2.0%	727	2.2%	804	2.4%	798	2.4%
	25,525	76.7%	26,461	77.1%	25,508	76.1%	26,045	77.7%	25,794	78.3%
Residential mortgage-backed securities	2,518	7.6%	2,643	7.7%	2,892	8.6%	2,705	8.1%	2,766	8.4%
Commercial mortgage-backed securities	1,505	4.5%	1,549	4.5%	1,391	4.1%	1,212	3.6%	1,249	3.8%
Asset-backed securities	3,735	11.2%	3,677	10.7%	3,737	11.1%	3,574	10.7%	3,149	9.6%
Total fixed maturities, at fair value	$33,283	100.0%	$34,330	100.0%	$33,528	100.0%	$33,536	100.0%	$32,958	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in millions)	September 30,		June 30,		March 31,		December 31,		September 30,
	2026		2026		2026		2025		2025
Sector:
Industrials	$8,362	54.1%	$8,439	54.8%	$8,286	55.5%	$7,840	51.7%	$8,262	51.5%
Financials	5,867	38.0%	5,623	36.5%	5,450	36.5%	6,066	40.0%	6,251	39.0%
Utilities	880	5.7%	1,054	6.8%	942	6.3%	949	6.3%	1,225	7.6%
All other (1)	338	2.2%	283	1.8%	251	1.7%	305	2.0%	306	1.9%
Total	$15,447	100.0%	$15,399	100.0%	$14,929	100.0%	$15,160	100.0%	$16,044	100.0%

Credit quality distribution (2):
AAA	$174	1.1%	$185	1.2%	$176	1.2%	$195	1.3%	$195	1.2%
AA	1,252	8.1%	1,220	7.9%	1,093	7.3%	968	6.4%	807	5.0%
A	5,234	33.9%	5,286	34.3%	5,173	34.7%	5,315	35.1%	5,882	36.7%
BBB	6,290	40.7%	6,256	40.6%	6,111	40.9%	6,210	41.0%	6,891	43.0%
BB	1,326	8.6%	1,315	8.5%	1,266	8.5%	1,262	8.3%	1,128	7.0%
B	829	5.4%	815	5.3%	800	5.4%	728	4.8%	676	4.2%
Lower than B	38	0.2%	42	0.3%	35	0.2%	35	0.2%	29	0.2%
Not rated	304	2.0%	280	1.8%	275	1.8%	447	2.9%	436	2.7%
Total	$15,447	100.0%	$15,399	100.0%	$14,929	100.0%	$15,160	100.0%	$16,044	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2026:

(U.S. Dollars in millions)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Morgan Stanley	$444	2.9%	0.9%	A/A1
Citigroup Inc.	302	2.0%	0.6%	A-/A2
The Goldman Sachs Group, Inc.	274	1.8%	0.6%	BBB+/A2
Bank of America Corporation	237	1.5%	0.5%	A-/A1
Amazon.com, Inc.	234	1.5%	0.5%	AA/A1
JPMorgan Chase & Co.	231	1.5%	0.5%	A/A1
The Toronto-Dominion Bank	194	1.3%	0.4%	A-/A2
UBS Group AG	176	1.1%	0.4%	A/A1
Alphabet Inc.	158	1.0%	0.3%	AA+/Aa2
Wells Fargo & Company	157	1.0%	0.3%	A-/A1
Total	$2,407	15.6%	4.9%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in millions)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At September 30, 2026
Residential mortgage-backed securities	$1,798	$695	$—	$—	$—	$25	$2,518
Commercial mortgage-backed securities	6	975	109	38	259	118	1,505
Asset-backed securities	—	1,843	354	1,065	212	261	3,735
Total	$1,804	$3,513	$463	$1,103	$471	$404	$7,758

At December 31, 2025
Residential mortgage-backed securities	$2,105	$598	$2	$—	$—	$—	$2,705
Commercial mortgage-backed securities	6	730	159	47	193	77	1,212
Asset-backed securities	—	2,026	310	904	128	206	3,574
Total	$2,111	$3,354	$471	$951	$321	$283	$7,491

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Non-GAAP Financial Measures
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which include, but are not limited to, realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other, net of income taxes and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other, in any particular period are not indicative of the performance of, or trends in, the Company’s business. Although net realized gains or losses, equity in net income or loss of investments accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize these items are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization.
The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investments accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments.
Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not include certain income and expense items which are included in corporate. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis, in accordance with Regulation G, is shown on pages 9 to 12.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments. Effective in the 2025 first quarter, the ‘Other operating expense ratio’ includes ‘Other underwriting income.’
Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.
Tangible book value per common share represents common shareholders’ equity available to Arch less goodwill and intangible assets. The Company believes that tangible book value per common share is useful to investors because it provides a more accurate measure of the realizable value of shareholder returns by excluding the impact of goodwill and intangible assets.
Adjusted tangible book value per common share represents common shareholders’ equity available to Arch less goodwill and intangible assets and accumulated other comprehensive income (loss) (“AOCI”), net of deferred income tax related to AOCI, as presented on the Company’s balance sheet. The Company believes that adjusted tangible book value per common share is also useful to investors because it provides an indication of its effective and prudent use of capital, which results in the creation of shareholder value over time.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Net income available to Arch common shareholders	$1,025	$1,047	$1,037	$1,228	$1,340	$3,109	$3,131
Net realized (gains) losses (1)	99	17	87	(22)	(210)	203	(442)
Equity in net (income) of investments accounted for using the equity method	(224)	(196)	(160)	(155)	(134)	(580)	(349)
Net foreign exchange (gains) losses	(18)	(10)	(21)	6	7	(49)	122
Transaction costs and other	17	32	18	26	21	67	49
Income tax expense (benefit) (2)	11	3	(60)	9	18	(46)	97
After-tax operating income available to Arch common shareholders	$910	$893	$901	$1,092	$1,042	$2,704	$2,608

Diluted per common share results:
Net income available to Arch common shareholders	$3.00	$3.00	$2.88	$3.35	$3.56	$8.89	$8.26
Net realized (gains) losses (1)	0.29	0.05	0.24	(0.06)	(0.56)	0.58	(1.17)
Equity in net (income) of investments accounted for using the equity method	(0.66)	(0.56)	(0.44)	(0.42)	(0.36)	(1.66)	(0.93)
Net foreign exchange (gains) losses	(0.04)	(0.03)	(0.06)	0.02	0.02	(0.14)	0.32
Transaction costs and other	0.05	0.09	0.05	0.07	0.06	0.19	0.14
Income tax expense (benefit) (2)	0.03	0.01	(0.17)	0.02	0.05	(0.13)	0.26
After-tax operating income available to Arch common shareholders	$2.67	$2.56	$2.50	$2.98	$2.77	$7.73	$6.88

Weighted average common shares and common share equivalents outstanding - diluted	341.4	348.8	359.7	366.6	376.1	349.7	379.1

Beginning common shareholders’ equity	$23,200	$23,358	$23,376	$22,889	$22,211	$23,376	$19,990
Ending common shareholders’ equity	22,162	23,200	23,358	23,376	22,889	22,162	22,889
Average common shareholders’ equity	$22,681	$23,279	$23,367	$23,133	$22,550	$22,769	$21,440

Annualized net income return on average common equity	18.1%	18.0%	17.8%	21.2%	23.8%	18.2%	19.5%
Annualized operating return on average common equity	16.0%	15.3%	15.4%	18.9%	18.5%	15.8%	16.2%

(1)    Net realized gains or losses include, but are not limited to, realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries.
(2)    Income tax expense (benefit) on net realized gains or losses, equity in net income of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in millions)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026	2025
Arch Operating Income Components:
Income (loss) before income taxes and income (loss) from operating affiliates	$1,186	$1,175	$1,109	$1,387	$1,503	$3,470	$3,592
Net realized (gains) losses	99	17	87	(22)	(210)	203	(442)
Equity in net (income) of investments accounted for using the equity method	(224)	(196)	(160)	(155)	(134)	(580)	(349)
Net foreign exchange (gains) losses	(18)	(10)	(21)	6	7	(49)	122
Transaction costs and other	17	32	18	26	21	67	49
Income (loss) from operating affiliates	33	46	36	61	62	115	119
Pre-tax operating income available to Arch (b)	1,093	1,064	1,069	1,303	1,249	3,226	3,091
Income tax (expense) benefit (a)	(173)	(161)	(158)	(201)	(197)	(492)	(453)
After-tax operating income available to Arch	920	903	911	1,102	1,052	2,734	2,638
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(30)	(30)
After-tax operating income available to Arch common shareholders	$910	$893	$901	$1,092	$1,042	$2,704	$2,608

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	15.8%	15.1%	14.8%	15.4%	15.8%	15.3%	14.7%

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure
The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars and shares in millions, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Debt:
Arch 7.350% senior notes, due May 1, 2034	$300	$300	$300	$300	$300
Arch 5.250% senior notes, due June 15, 2036	600	600	—	—	—
Arch 3.635% senior notes, due June 30, 2050	1,000	1,000	1,000	1,000	1,000
Arch 5.950% senior notes, due June 15, 2056	1,400	1,400	—	—	—
Arch-U.S. 5.144% senior notes, due November 1, 2043 (1)	281	281	500	500	500
Arch Finance 4.011% senior notes, due December 15, 2026 (2)	500	500	500	500	500
Arch Finance 5.031% senior notes, due December 15, 2046 (2)	251	251	450	450	450
Deferred debt costs on senior notes	(46)	(46)	(21)	(21)	(22)
Revolving credit agreement borrowings, due August 23, 2028	—	—	—	—	—
Total debt	$4,286	$4,286	$2,729	$2,729	$2,728
Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330	330	330	330	330
Series G non-cumulative preferred shares (4.55%)	500	500	500	500	500
Common shareholders’ equity	22,162	23,200	23,358	23,376	22,889
Total shareholders’ equity available to Arch	$22,992	$24,030	$24,188	$24,206	$23,719

Total capital available to Arch	$27,278	$28,316	$26,917	$26,935	$26,447

Leverage ratios:
Senior notes/total capital available to Arch	15.7%	15.1%	10.1%	10.1%	10.3%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	15.7%	15.1%	10.1%	10.1%	10.3%
Preferred/total capital available to Arch	3.0%	2.9%	3.1%	3.1%	3.1%
Debt and preferred/total capital available to Arch	18.8%	18.1%	13.2%	13.2%	13.5%
(1)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(2)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.

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Arch Capital Group Ltd. and Subsidiaries
Book Value, Tangible Book Value and Share Repurchase Activity
The following table provides a reconciliation of book value per common share to tangible book value and adjusted tangible book value per common share:

(U.S. Dollars and shares in millions, except per share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Total shareholders’ equity available to Arch	$22,992	$24,030	$24,188	$24,206	$23,719
Less preferred shareholders’ equity	830	830	830	830	830
Common shareholders’ equity (a)	22,162	23,200	23,358	23,376	22,889
Less: goodwill and intangible assets	1,133	1,163	1,190	1,222	1,268
Common shareholders’ equity available to Arch less goodwill and intangible assets (b)	$21,029	$22,037	$22,168	$22,154	$21,621
Less: Accumulated other comprehensive income (loss), net of deferred income tax	(1,076)	(413)	(333)	5	—
Common shareholders’ equity available to Arch less goodwill and intangible assets and AOCI (c)	$22,105	$22,450	$22,501	$22,149	$21,621

Common shares outstanding, net of treasury shares (d)	326.4	341.0	352.9	359.0	367.3

Book value per common share (1) (a)/(d)	$67.90	$68.04	$66.19	$65.11	$62.32
Tangible book value per common share (1) (2) (b)/(d)	$64.43	$64.62	$62.82	$61.71	$58.86
Adjusted tangible book value per common share (1) (2) (c)/(d)	$67.72	$65.84	$63.76	$61.70	$58.86
(1)    Excludes the effects of stock options, restricted and performance stock units outstanding.
(2)    See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Cumulative
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2026	2026	2026	2025	2025	2026
Effect of share repurchases:
Aggregate cost of shares repurchased	$1,433.0	$1,165.8	$783.0	$797.9	$732.3	$11,164.8
Shares repurchased	14.8	12.4	8.3	8.9	8.2	490.5
Average price per share repurchased	$96.62	$94.38	$94.01	$90.04	$88.82	$22.76

Remaining share repurchase authorization (1)						$725.1
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions.

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